Exhibit 10.17
                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT made and entered into effective as of the 22nd day of April, 2002, by and between Ruth Allison Dover, (herein referred to as the "Employee") and the Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise (herein referred to as the "Enterprise").

                              W I T N E S S E T H:

          WHEREAS,  Employee  desires  employment  in the  position  of  General
               Counsel to the Enterprise; and;

          WHEREAS, the Enterprise desires to employ Employee under the terms and conditions herein.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

     1. Employment. The Enterprise hereby employs Employee in the position of General Counsel of the Enterprise and Employee hereby accepts such employment upon the terms and conditions herein set forth.

     2. Term. The term of employment under this Agreement shall commence on April 22, 2002, and shall continue for a term of six (6) months. This agreement shall automatically renew for another six (6) months term unless either party gives notice of its intent not to renew at least sixty (60) days prior to the expiration of the term.

     3. Compensation. For all services rendered by Employee during the term of this Agreement (and addition to benefits referred to herein) the Enterprise shall pay compensation as a salary in the amount of $125,000.00 per year.
     All compensation shall be subject to customary state and federal withholding taxes and/or other employment taxes as required with respect to compensation paid by an employer to an employee.

     4. Duties. Employee agrees to devote substantially her entire time and attention to the legal affairs of the Enterprise. The expenditure of reasonable amounts of time for personal or outside business, charitable and other activities shall not be deemed a breach of this Agreement provided such activities do not materially interfere with services required to be rendered to the Enterprise under this Agreement. Employee shall not, without the express written consent of the Enterprise, directly or indirectly, during the term of this agreement render services of a like or similar nature to or for any other person, firm, or corporation for compensation; or engage in any activity competitive with or adverse to the Enterprise's business, whether alone, as a partner or as an officer, director employee or stockholder of any other entity or as a Trustee, fiduciary or other representative of any other activity.

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     The making of passive and personal  investments  and the conduct of private business affairs shall not be prohibited under this Agreement.
     The power to direct, control and supervise the duties to be performed by Employee, the manner of performing said duties and the time of performing said duties shall be exercised by the President and Board of Directors of the Enterprise.
     5. Outside Counsel. The parties agree that there are certain areas of the Enterprise's business which require the expertise of outside counsel. Employee shall have access to use outside counsel as in the best interest of the Enterprise with the approval of the Enterprise President.

     6. Location. Enterprise acknowledges that the Employee will relocate to Jonesboro, Arkansas on or about June, 2002. Employee will then be allowed to perform duties on a regular basis from an office in Jonesboro, Arkansas. The parties agree that Employee will travel to the Enterprise in the Pearl River Community of the Choctaw Indian Reservation as needed by the Enterprise and for all meetings of the Board of Directors of the Enterprise. Employee shall be compensated for mileage to and from the Enterprise worksite, and Enterprise shall provide lodging if Employee must stay overnight.
     7. Equipment. Enterprise shall provide Employee with all equipment necessary to perform the duties required herein. Specifically, the Enterprise shall provide a computer, software, printer, fax, copy machine, internet access, telephone service, cellular telephone, and other office supplies such as postage, paper, envelopes, pens, etc.
     8. Expenses. Enterprise shall compensate Employee for any expenses incurred by Employee in performance of the duties required herein. Specifically, Enterprise shall pay for Employee's Mississippi Bar fees and membership dues, Continuing Legal Education, malpractice insurance, and requested legal resources such as Westlaw and certain legal publications.
     9. Benefits. The Enterprise will, at is expense, furnish Employee with the standard benefits package available to employees of the Mississippi Band of Choctaw Indians.
     10. Severance. If Enterprise should terminate the employment of Employee prior to the term of this agreement, Employee shall be entitled to three (3) months salary and benefits or the remaining compensation due under the term of this Agreement, whichever is less. Likewise, Employee shall give three (3) months notice to Enterprise should Employee terminate the employment prior to the term of this agreement.

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     11.  Termination.  This  Agreement and the  employment of Employee shall be terminated upon the happening of any of the following events:

               (a)  Upon the death of Employee; or

               (b)  In the event Employee shall become disabled; or

               (c)  If  the  Employee  and   Enterprise   mutually  agree  to  a
                    termination in writing;

               (d) In the event Employee has breached any provision of this Agreement; or

               (e) The commission by Employee of any unreasonable or unwarranted acts of serious detriment to the Enterprise, including, but not limited to , neglect of responsibilities, fraud or misappropriation of property of the Enterprise or its customers, and/or conviction of a felony in a state or federal court.

Upon termination of this Agreement for any of the foregoing causes, Employee shall be entitled to receive only the compensation accrued but not paid to her, or to her estate or her personal representative, as of the date of termination.

     12. Relationship Between the Parties. The parties recognize that the Board of Directors of the Enterprise, in accordance with law, shall manage the business affairs of the Enterprise. The relationship between the parties is that of an enterprise and an employee. Nothing herein contained shall be construed to give Employee any interest in the tangible or intangible assets of the Enterprise.
     13. Waiver of Breach. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of any party.
     14. Amendment. This Agreement may be amended at any time by mutual agreement of the parties. Amendments shall be in writing and signed by both parties.
     15. Governing Law. This Agreement and any related documents shall be construed according to the laws of the Mississippi Band of Choctaw Indians and the State of Mississippi (pursuant to Section 1-1-4, Choctaw Tribal Code.) Exclusive venue and jurisdiction shall be in the Tribal Court of the Mississippi Band of Choctaw Indians. This Agreement and any related document is subject to the Choctaw Tribal Tort Claims Act. Nothing contained in this Agreement or any related documents shall be construed or deemed to provide recourse to Government Services Division assets.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                             /s/  Ruth Allison Dover
                                             -----------------------------------
                                             Ruth Allison Dover

                                             /s/ Jay Dorris
                                             -----------------------------------
                                             Jay Dorris, President
                                             Mississippi Band of Choctaw Indians
                                             d/b/a Choctaw Resort Development
                                             Enterprise

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